Exhibit 99.2

Supplemental Financial Information

Third Quarter 2018

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2017.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

Third Quarter 2018

This document is a financial supplement to our third quarter 2018 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, mark-to-market (MTM) investment adjustments, and the one-time transition impact of the Tax Cuts and Jobs Act of 2017 (Tax Reform).  We exclude realized investment gains/losses and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.  We exclude the provisional one-time transition impact from Tax Reform recognized in the fourth quarter of 2017, as well as all adjustments recognized in 2018 to the provisional one-time transition impact, to present meaningful and useful period-over-period comparisons that could be distorted by this historically infrequent tax law change.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 16

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,087,607	$2,110,131	$2,139,275	$2,157,513	$2,287,955	$2,254,512	$2,239,045	$2,322,453
Securities held to maturity	503,230	535,160	635,690	688,840	737,150	796,450	843,810	891,860
Total investments and cash	2,590,837	2,645,291	2,774,965	2,846,353	3,025,105	3,050,962	3,082,855	3,214,313
Due from reinsurers	4,193,562	4,219,547	4,191,754	4,238,978	4,205,173	4,263,111	4,199,275	4,196,021
Deferred policy acquisition costs	1,713,065	1,767,681	1,833,877	1,900,122	1,951,892	1,998,985	2,053,445	2,107,814
Other assets	653,525	681,156	719,765	734,425	705,661	759,973	772,058	769,387
Separate account assets	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872	2,419,707	2,389,007	2,419,997
Total assets	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704	$12,492,737	$12,496,640	$12,707,531

Liabilities:
Future policy benefits	$5,673,890	$5,736,313	$5,812,217	$5,894,882	$5,954,524	$6,004,101	$6,057,112	$6,132,750
Other policy liabilities	631,700	642,640	645,443	656,434	685,885	693,223	673,912	682,126
Income taxes	225,006	237,719	241,314	255,877	177,468	184,161	182,140	182,241
Other liabilities	449,963	449,734	428,176	463,926	451,398	506,535	495,242	511,623
Notes payable	372,919	373,011	373,103	373,196	373,288	373,381	373,474	373,567
Surplus note	502,491	534,435	634,980	688,055	736,381	795,697	843,073	891,139
Payable under securities lending	73,646	93,326	115,875	106,978	89,786	89,433	82,096	70,632
Separate account liabilities	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872	2,419,707	2,389,007	2,419,997
Total liabilities	10,217,568	10,423,499	10,676,044	10,926,309	11,041,603	11,066,237	11,096,056	11,264,074

Stockholders’ equity:
Common stock ($0.01 par value) (1)	457	455	450	444	443	440	432	430
Paid-in capital	52,468	28,606	(0)	(0)	(0)	(0)	(0)	(0)
Retained earnings	1,138,851	1,182,038	1,224,375	1,228,546	1,375,090	1,416,564	1,409,104	1,452,841
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	42,852	47,534	49,883	47,191	39,686	14,039	1,493	(4,380)
Net unrealized investment losses other-than-temporarily impaired	(62)	(56)	(54)	(143)	(113)	(136)	(136)	(135)
Cumulative translation adjustment	(13,193)	(12,082)	(5,401)	4,492	3,995	(4,406)	(10,309)	(5,300)
Total stockholders’ equity	1,221,374	1,246,497	1,269,253	1,280,530	1,419,101	1,426,500	1,400,584	1,443,456
Total liabilities and stockholders' equity	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704	$12,492,737	$12,496,640	$12,707,531

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597	$1,399,227	$1,447,972
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	42,852	47,534	49,883	47,191	39,686	14,039	1,493	(4,380)
Net unrealized investment losses other-than-temporarily impaired	(62)	(56)	(54)	(143)	(113)	(136)	(136)	(135)
Total reconciling items	42,791	47,479	49,829	47,048	39,573	13,903	1,357	(4,515)
Total stockholders’ equity	$1,221,374	$1,246,497	$1,269,253	$1,280,530	$1,419,101	$1,426,500	$1,400,584	$1,443,456

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,149,131	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597	$1,399,227
Net Income	56,874	52,069	63,107	66,635	168,443	65,714	86,699	85,139
Shareholder dividends	(8,410)	(8,882)	(8,799)	(9,120)	(9,020)	(11,278)	(11,086)	(10,920)
Retirement of shares and warrants	(18,697)	(36,353)	(45,185)	(57,916)	(17,318)	(51,563)	(87,448)	(33,616)
Net foreign currency translation adjustment	(4,966)	1,111	6,681	9,893	(497)	(8,402)	(5,903)	5,009
Other, net	4,653	12,489	4,602	4,565	4,437	38,598	4,367	3,132
Balance, end of period	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528	$1,412,597	$1,399,227	$1,447,972

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,672,454	$1,713,065	$1,767,681	$1,833,877	$1,900,122	$1,951,892	$1,998,985	$2,053,445
General expenses deferred	8,226	9,489	9,061	9,350	8,887	9,599	9,800	8,886
Commission costs deferred	89,647	95,923	99,341	102,113	99,411	104,314	103,192	100,890
Amortization of deferred policy acquisition costs	(53,305)	(51,850)	(47,861)	(53,384)	(56,304)	(60,165)	(53,847)	(59,534)
Foreign currency impact and other, net	(3,957)	1,054	5,653	8,166	(224)	(6,655)	(4,684)	4,127
Balance, end of period	$1,713,065	$1,767,681	$1,833,877	$1,900,122	$1,951,892	$1,998,985	$2,053,445	$2,107,814

(1)	Outstanding common shares exclude restricted stock units.

4 of 16

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	$/# Change	% Change	YTD 2017	YTD 2018	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	46,301,339	45,983,783	45,317,641	44,809,433	44,739,864	44,065,972	43,452,234	(1,865,407)	-4.1%	45,863,985	44,081,307	(1,782,678)	-3.9%

Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$85,139	$18,504	27.8%	$181,811	$237,552	$55,740	30.7%
Less income attributable to unvested participating securities	(421)	(430)	(465)	(1,171)	(425)	(483)	(485)	(20)	-4.4%	(1,326)	(1,405)	(78)	-5.9%
Net income used in computing basic EPS	$51,648	$62,677	$66,170	$167,272	$65,289	$86,216	$84,654	$18,483	27.9%	$180,485	$236,147	$55,662	30.8%
Basic earnings per share	$1.12	$1.36	$1.46	$3.73	$1.46	$1.96	$1.95	$0.49	33.4%	$3.94	$5.36	$1.42	36.1%

Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$85,984	$84,489	$17,869	26.8%	$181,635	$236,689	$55,054	30.3%
Less operating income attributable to unvested participating securities	(421)	(430)	(465)	(502)	(428)	(479)	(482)	(17)	-3.6%	(1,325)	(1,399)	(74)	-5.6%
Adjusted net operating income used in computing basic operating EPS	$51,556	$62,609	$66,156	$71,755	$65,787	$85,506	$84,008	$17,852	27.0%	$180,310	$235,290	$54,980	30.5%
Basic adjusted operating income per share	$1.11	$1.36	$1.46	$1.60	$1.47	$1.94	$1.93	$0.47	32.4%	$3.93	$5.34	$1.41	35.8%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	46,301,339	45,983,783	45,317,641	44,809,433	44,739,864	44,065,972	43,452,234	(1,865,407)	-4.1%	45,863,985	44,081,307	(1,782,678)	-3.9%
Dilutive impact of contingently issuable shares	72,947	86,550	89,455	107,386	115,421	140,567	136,628	47,173	52.7%	82,984	130,872	47,888	57.7%
Shares used to calculate diluted EPS	46,374,286	46,070,333	45,407,096	44,916,819	44,855,285	44,206,539	43,588,862	(1,818,234)	-4.0%	45,946,969	44,212,179	(1,734,790)	-3.8%

Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$85,139	$18,504	27.8%	$181,811	$237,552	$55,740	30.7%
Less income attributable to unvested participating securities	(421)	(430)	(464)	(1,169)	(424)	(481)	(484)	(20)	-4.3%	(1,324)	(1,401)	(77)	-5.8%
Net income used in computing diluted EPS	$51,648	$62,677	$66,171	$167,275	$65,290	$86,217	$84,655	$18,484	27.9%	$180,487	$236,151	$55,664	30.8%
Diluted earnings per share	$1.11	$1.36	$1.46	$3.72	$1.46	$1.95	$1.94	$0.48	33.3%	$3.93	$5.34	$1.41	36.0%

Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$85,984	$84,489	$17,869	26.8%	$181,635	$236,689	$55,054	30.3%
Less operating income attributable to unvested participating securities	(420)	(429)	(464)	(501)	(427)	(478)	(480)	(16)	-3.5%	(1,323)	(1,396)	(73)	-5.5%
Adjusted net operating income used in computing diluted operating EPS	$51,556	$62,609	$66,156	$71,756	$65,788	$85,507	$84,009	$17,853	27.0%	$180,312	$235,293	$54,981	30.5%
Diluted adjusted operating income per share	$1.11	$1.36	$1.46	$1.60	$1.47	$1.93	$1.93	$0.47	32.3%	$3.92	$5.32	$1.40	35.6%

															YOY Q3							YOY YTD
	Q1 2017		Q2 2017		Q3 2017		Q4 2017		Q1 2018		Q2 2018		Q3 2018		$/# Change		% Change	YTD 2017		YTD 2018		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,233,936		$1,257,875		$1,274,892		$1,349,815		$1,422,801		$1,413,542		$1,422,020		$147,129		11.5%	$1,255,567		$1,419,454		$163,887		13.1%
Average adjusted stockholders' equity	$1,188,801		$1,209,221		$1,226,453		$1,306,505		$1,396,063		$1,405,912		$1,423,599		$197,146		16.1%	$1,208,159		$1,408,525		$200,366		16.6%

Net income return on stockholders' equity	16.9%		20.1%		20.9%		49.9%		18.5%		24.5%		23.9%		3.0%		nm	19.3%		22.3%		3.0%		nm
Net income return on adjusted stockholders' equity	17.5%		20.9%		21.7%		51.6%		18.8%		24.7%		23.9%		2.2%		nm	20.1%		22.5%		2.4%		nm

Adjusted net operating income return on adjusted stockholders' equity	17.5%		20.9%		21.7%		22.1%		19.0%		24.5%		23.7%		2.0%		nm	20.0%		22.4%		2.4%		nm

Capital Structure
Debt-to-capital (1)	23.0%		22.7%		22.6%		20.8%		20.7%		21.1%		20.6%		-2.0%		nm	22.6%		20.6%		-2.0%		nm

Cash and invested assets to stockholders' equity	2.1	x	2.2	x	2.2	x	2.1	x	2.1	x	2.2	x	2.2	x	0.0	x	nm	2.2	x	2.2	x	0.0	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.3	x	2.3	x	2.2	x	2.2	x	2.2	x	2.2	x	(0.1	x)	nm	2.3	x	2.2	x	(0.1	x)	nm

Share count, end of period (2)	45,549,739		45,034,788		44,380,349		44,251,256		43,953,046		43,168,005		42,976,742		(1,403,607)		-3.2%	44,380,349		42,976,742		(1,403,607)		-3.2%
Adjusted stockholders' equity per share	$26.32		$27.08		$27.79		$31.17		$32.14		$32.41		$33.69		$5.90		21.2%	$27.79		$33.69		$5.90		21.2%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A2		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

5 of 16

Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$627,698	$637,426	$646,079	$650,906	$656,087	$667,191	$670,222	$24,143	3.7%	$1,911,203	$1,993,499	$82,296	4.3%
Ceded premiums	(399,769)	(406,043)	(397,641)	(397,318)	(394,249)	(403,449)	(391,175)	6,466	1.6%	(1,203,452)	(1,188,873)	14,579	1.2%
Net premiums	227,929	231,384	248,438	253,587	261,838	263,741	279,047	30,609	12.3%	707,751	804,626	96,875	13.7%
Net investment income	19,894	19,742	19,922	19,459	19,017	20,030	20,622	700	3.5%	59,558	59,669	112	0.2%
Commissions and fees:
Sales-based (1)	60,517	60,692	53,488	58,307	64,461	64,307	64,181	10,693	20.0%	174,697	192,949	18,252	10.4%
Asset-based (2)	64,474	67,424	70,279	72,982	74,649	75,672	78,318	8,040	11.4%	202,176	228,640	26,464	13.1%
Account-based (3)	13,217	13,282	13,811	14,720	20,595	20,438	20,306	6,495	47.0%	40,310	61,339	21,029	52.2%
Other commissions and fees	6,060	6,919	7,049	8,097	7,122	7,523	8,074	1,025	14.5%	20,028	22,719	2,690	13.4%
Realized investment (losses) gains	134	104	22	1,079	(1,656)	1,313	(126)	(149)	nm	260	(470)	(730)	nm
Other, net	12,939	14,150	14,291	14,710	13,897	14,790	14,359	68	0.5%	41,381	43,047	1,666	4.0%
Total revenues	405,164	413,696	427,300	442,941	459,923	467,814	484,781	57,481	13.5%	1,246,161	1,412,518	166,358	13.3%
Benefits and expenses:
Benefits and claims	102,385	99,512	105,864	108,259	116,890	105,069	118,787	12,923	12.2%	307,761	340,747	32,986	10.7%
Amortization of DAC	51,850	47,861	53,384	56,304	60,165	53,847	59,534	6,150	11.5%	153,094	173,546	20,451	13.4%
Insurance commissions	4,899	5,157	5,593	5,459	5,877	6,417	6,584	991	17.7%	15,649	18,878	3,229	20.6%
Insurance expenses	37,621	36,920	37,636	35,102	41,109	43,451	41,925	4,289	11.4%	112,177	126,485	14,308	12.8%
Sales commissions:
Sales-based (1)	43,209	43,253	38,338	41,261	46,259	45,905	45,634	7,295	19.0%	124,800	137,797	12,997	10.4%
Asset-based (2)	27,630	28,965	30,220	31,698	32,484	33,350	34,813	4,593	15.2%	86,815	100,646	13,831	15.9%
Other sales commissions	2,865	3,221	3,463	3,864	3,777	3,700	4,141	678	19.6%	9,550	11,618	2,068	21.7%
Interest expense	7,127	7,144	7,074	7,143	7,173	7,229	7,216	142	2.0%	21,345	21,617	273	1.3%
Other operating expenses	52,736	45,274	45,528	45,762	63,228	55,083	54,712	9,184	20.2%	143,538	173,023	29,484	20.5%
Total benefits and expenses	330,322	317,308	327,100	334,852	376,961	354,050	373,346	46,246	14.1%	974,730	1,104,357	129,627	13.3%
Income before income taxes	74,841	96,389	100,200	108,089	82,962	113,764	111,435	11,235	11.2%	271,431	308,162	36,731	13.5%
Income taxes	22,772	33,282	33,565	(60,355)	17,248	27,065	26,296	(7,269)	-21.7%	89,619	70,610	(19,010)	-21.2%
Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$85,139	$18,504	27.8%	$181,811	$237,552	$55,740	30.7%

Income Before Income Taxes by Segment
Term Life	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$74,338	$7,795	11.7%	$177,420	$209,786	$32,366	18.2%
Investment & Savings Products	37,119	39,684	39,050	46,982	39,985	43,228	45,052	6,002	15.4%	115,853	128,265	12,411	10.7%
Corporate & Other Distributed Products	(11,300)	(5,149)	(5,392)	(7,131)	(16,644)	(5,291)	(7,954)	(2,562)	-47.5%	(21,842)	(29,889)	(8,047)	-36.8%
Income before income taxes	$74,841	$96,389	$100,200	$108,089	$82,962	$113,764	$111,435	$11,235	11.2%	$271,431	$308,162	$36,731	13.5%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$663,183	$24,353	3.8%	$1,889,695	$1,973,054	$83,359	4.4%
Less: Premiums ceded to IPO Coinsurers	312,982	308,323	304,580	300,144	294,301	290,956	284,742	(19,838)	-6.5%	925,884	869,999	(55,885)	-6.0%
Term Life adjusted direct premiums	$307,397	$322,163	$334,251	$344,230	$355,065	$369,548	$378,441	$44,190	13.2%	$963,811	$1,103,055	$139,244	14.4%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(398,077)	$(404,175)	$(395,772)	$(394,987)	$(392,561)	$(401,686)	$(389,332)	$6,441	1.6%	$(1,198,024)	$(1,183,579)	$14,446	1.2%
Less: Premiums ceded to IPO Coinsurers	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	(290,956)	(284,742)	19,838	6.5%	(925,884)	(869,999)	55,885	6.0%
Term Life other ceded premiums	$(85,095)	$(95,852)	$(91,193)	$(94,843)	$(98,260)	$(110,730)	$(104,590)	$(13,397)	-14.7%	$(272,140)	$(313,580)	$(41,439)	-15.2%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$19,894	$19,742	$19,922	$19,459	$19,017	$20,030	$20,622	$700	3.5%	$59,558	$59,669	$112	0.2%
Less: MTM investment adjustments	—	—	—	—	(1,288)	(375)	(297)	nm	nm	—	(1,960)	nm	nm
Adjusted net investment income	$19,894	$19,742	$19,922	$19,459	$20,305	$20,405	$20,920	$998	5.0%	$59,558	$61,629	$2,072	3.5%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$405,164	$413,696	$427,300	$442,941	$459,923	$467,814	$484,781	$57,481	13.5%	$1,246,161	$1,412,518	$166,358	13.3%
Less: Realized investment gains/(losses)	134	104	22	1,079	(1,656)	1,313	(126)	nm	nm	260	(470)	nm	nm
Less: MTM investment adjustments	—	—	—	—	(1,288)	(375)	(297)	nm	nm	—	(1,960)	nm	nm
Adjusted operating revenues	$405,030	$413,592	$427,278	$441,862	$462,866	$466,877	$485,205	$57,927	13.6%	$1,245,900	$1,414,948	$169,048	13.6%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$74,841	$96,389	$100,200	$108,089	$82,962	$113,764	$111,435	$11,235	11.2%	$271,431	$308,162	$36,731	13.5%
Less: Realized investment gains/(losses)	134	104	22	1,079	(1,656)	1,313	(126)	nm	nm	260	(470)	nm	nm
Less: MTM investment adjustments	—	—	—	—	(1,288)	(375)	(297)	nm	nm	—	(1,960)	nm	nm
Adjusted operating income before income taxes	$74,708	$96,285	$100,178	$107,010	$85,906	$112,827	$111,859	$11,681	11.7%	$271,170	$310,592	$39,421	14.5%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$52,069	$63,107	$66,635	$168,443	$65,714	$86,699	$85,139	$18,504	27.8%	$181,811	$237,552	$55,740	30.7%
Less: Income before income taxes reconciling items	134	104	22	1,079	(2,944)	937	(424)	nm	nm	260	(2,430)	nm	nm
Less: Tax impact of income before income taxes reconciling items	(41)	(36)	(8)	(350)	675	(223)	104	nm	nm	(84)	555	nm	nm
Less: Transition impact of tax reform (1)	—	—	—	95,457	1,768	—	970	nm	nm	—	2,737	nm	nm
Adjusted net operating income	$51,976	$63,039	$66,620	$72,258	$66,215	$85,984	$84,489	$17,869	26.8%	$181,635	$236,689	$55,054	30.3%

(1)

Represents the transition effect of revaluing deferred tax assets and liabilities to a 21% tax rate and the inclusion of tax on mandatory deemed repatriated foreign earnings due to the enactment of Tax Reform, which was signed into law on December 22, 2017.  Amounts recognized in 2018 represent adjustments to the provisional amounts estimated as of December 31, 2017.

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$663,183	$24,353	3.8%	$1,889,695	$1,973,054	$83,359	4.4%
Premiums ceded to IPO coinsurers (1)	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	(290,956)	(284,742)	19,838	6.5%	(925,884)	(869,999)	55,885	6.0%
Adjusted direct premiums (2)	307,397	322,163	334,251	344,230	355,065	369,548	378,441	44,190	13.2%	963,811	1,103,055	139,244	14.4%
Other ceded premiums (3)	(85,095)	(95,852)	(91,193)	(94,843)	(98,260)	(110,730)	(104,590)	(13,397)	-14.7%	(272,140)	(313,580)	(41,439)	-15.2%
Net premiums	222,302	226,311	243,058	249,387	256,805	258,818	273,851	30,793	12.7%	691,671	789,475	97,805	14.1%
Allocated net investment income	2,303	2,347	2,527	2,754	3,089	3,246	3,506	979	38.8%	7,177	9,841	2,664	37.1%
Other, net	9,446	10,244	10,655	10,890	10,415	10,913	10,615	(40)	-0.4%	30,345	31,943	1,598	5.3%
Revenues	234,051	238,902	256,240	263,031	270,309	272,978	287,972	31,732	12.4%	729,192	831,259	102,066	14.0%

Benefits and expenses:
Benefits and claims	97,771	95,532	101,351	103,559	112,831	101,755	113,988	12,637	12.5%	294,653	328,574	33,921	11.5%
Amortization of DAC	50,133	44,937	50,386	56,294	56,673	51,257	56,904	6,518	12.9%	145,456	164,834	19,377	13.3%
Insurance commissions	1,408	1,646	1,874	1,799	2,228	2,856	2,936	1,061	56.6%	4,929	8,019	3,091	62.7%
Insurance expenses	35,717	34,932	36,086	33,142	38,956	41,282	39,807	3,722	10.3%	106,734	120,045	13,311	12.5%
Benefits and expenses	185,029	177,047	189,697	194,794	210,688	197,150	213,635	23,937	12.6%	551,773	621,473	69,700	12.6%
Income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$74,338	$7,795	11.7%	$177,420	$209,786	$32,366	18.2%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$60,517	$60,692	$53,488	$58,307	$64,461	$64,307	$64,181	$10,693	20.0%	$174,697	$192,949	$18,252	10.4%
Asset-based	64,474	67,424	70,279	72,982	74,649	75,672	78,318	8,040	11.4%	202,176	228,640	26,464	13.1%
Account-based	13,217	13,282	13,811	14,720	20,595	20,438	20,306	6,495	47.0%	40,310	61,339	21,029	52.2%
Other, net	2,199	2,376	2,480	2,499	2,336	2,424	2,464	(17)	-0.7%	7,056	7,223	168	2.4%
Revenues	140,407	143,774	140,058	148,508	162,042	162,841	165,269	25,211	18.0%	424,239	490,151	65,912	15.5%

Benefits and expenses:
Amortization of DAC	1,734	2,310	2,780	(656)	3,442	2,080	2,349	(431)	-15.5%	6,824	7,870	1,046	15.3%
Insurance commissions	2,959	3,050	3,219	3,278	3,199	3,132	3,193	(26)	-0.8%	9,227	9,525	297	3.2%
Sales commissions:
Sales-based	43,209	43,253	38,338	41,261	46,259	45,905	45,634	7,295	19.0%	124,800	137,797	12,997	10.4%
Asset-based	27,630	28,965	30,220	31,698	32,484	33,350	34,813	4,593	15.2%	86,815	100,646	13,831	15.9%
Other operating expenses	27,756	26,512	26,451	25,945	36,673	35,147	34,228	7,777	29.4%	80,719	106,048	25,329	31.4%
Benefits and expenses	103,288	104,090	101,008	101,526	122,057	119,613	120,217	19,209	19.0%	308,386	361,886	53,501	17.3%
Income before income taxes	$37,119	$39,684	$39,050	$46,982	$39,985	$43,228	$45,052	$6,002	15.4%	$115,853	$128,265	$12,411	10.7%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$7,319	$6,941	$7,249	$6,532	$6,721	$6,686	$7,039	$(210)	-2.9%	$21,509	$20,446	$(1,063)	-4.9%
Ceded premiums	(1,692)	(1,868)	(1,869)	(2,331)	(1,688)	(1,763)	(1,843)	25	1.4%	(5,428)	(5,295)	133	2.5%
Net premiums	5,627	5,073	5,380	4,201	5,033	4,923	5,195	(185)	-3.4%	16,080	15,151	(929)	-5.8%
Allocated net investment income	17,591	17,395	17,395	16,705	17,216	17,159	17,413	18	0.1%	52,381	51,789	(592)	-1.1%
Commissions and fees:
Prepaid Legal Services	2,946	3,063	3,182	3,318	3,669	3,607	4,431	1,249	39.2%	9,191	11,707	2,516	27.4%
Auto and Homeowners Insurance	1,815	2,166	1,980	2,238	1,347	1,800	1,516	(464)	-23.4%	5,961	4,662	(1,299)	-21.8%
Other sales commissions	1,299	1,689	1,887	2,541	2,106	2,116	2,127	240	12.7%	4,876	6,349	1,473	30.2%
Other, net	1,294	1,530	1,156	1,320	1,145	1,453	1,281	125	10.8%	3,980	3,880	(100)	-2.5%
Adjusted operating revenues	30,572	30,917	30,981	30,323	30,516	31,058	31,964	984	3.2%	92,469	93,539	1,070	1.2%

Benefits and expenses:
Benefits and claims	4,615	3,980	4,513	4,700	4,059	3,314	4,799	286	6.3%	13,107	12,172	(935)	-7.1%
Amortization of DAC	(17)	613	218	666	50	510	282	64	29.1%	814	842	28	3.5%
Insurance commissions	532	461	500	382	450	428	455	(44)	-8.9%	1,493	1,334	(159)	-10.7%
Insurance expenses	1,904	1,988	1,551	1,961	2,153	2,169	2,118	567	36.6%	5,443	6,440	997	18.3%
Sales commissions	2,865	3,221	3,463	3,864	3,777	3,700	4,141	678	19.6%	9,550	11,618	2,068	21.7%
Interest expense	7,127	7,144	7,074	7,143	7,173	7,229	7,216	142	2.0%	21,345	21,617	273	1.3%
Other operating expenses	24,980	18,763	19,077	19,817	26,554	19,936	20,484	1,407	7.4%	62,819	66,974	4,155	6.6%
Benefits and expenses	42,006	36,170	36,395	38,532	44,216	37,287	39,495	3,099	8.5%	114,571	120,998	6,426	5.6%
Adjusted operating income before income taxes	$(11,434)	$(5,254)	$(5,415)	$(8,209)	$(13,700)	$(6,228)	$(7,531)	$(2,116)	-39.1%	$(22,102)	$(27,459)	$(5,357)	-24.2%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$663,183	$24,353	3.8%	$1,889,695	$1,973,054	$83,359	4.4%
Premiums ceded to IPO coinsurers (1)	(312,982)	(308,323)	(304,580)	(300,144)	(294,301)	(290,956)	(284,742)	19,838	6.5%	(925,884)	(869,999)	55,885	6.0%
Adjusted direct premiums (2)	307,397	322,163	334,251	344,230	355,065	369,548	378,441	44,190	13.2%	963,811	1,103,055	139,244	14.4%
Other ceded premiums (3)	(85,095)	(95,852)	(91,193)	(94,843)	(98,260)	(110,730)	(104,590)	(13,397)	-14.7%	(272,140)	(313,580)	(41,439)	-15.2%
Net premiums	222,302	226,311	243,058	249,387	256,805	258,818	273,851	30,793	12.7%	691,671	789,475	97,805	14.1%
Allocated net investment income	2,303	2,347	2,527	2,754	3,089	3,246	3,506	979	38.8%	7,177	9,841	2,664	37.1%
Other, net	9,446	10,244	10,655	10,890	10,415	10,913	10,615	(40)	-0.4%	30,345	31,943	1,598	5.3%
Revenues	234,051	238,902	256,240	263,031	270,309	272,978	287,972	31,732	12.4%	729,192	831,259	102,066	14.0%

Benefits and expenses:
Benefits and claims	97,771	95,532	101,351	103,559	112,831	101,755	113,988	12,637	12.5%	294,653	328,574	33,921	11.5%
Amortization of DAC	50,133	44,937	50,386	56,294	56,673	51,257	56,904	6,518	12.9%	145,456	164,834	19,377	13.3%
Insurance commissions	1,408	1,646	1,874	1,799	2,228	2,856	2,936	1,061	56.6%	4,929	8,019	3,091	62.7%
Insurance expenses	35,717	34,932	36,086	33,142	38,956	41,282	39,807	3,722	10.3%	106,734	120,045	13,311	12.5%
Benefits and expenses	185,029	177,047	189,697	194,794	210,688	197,150	213,635	23,937	12.6%	551,773	621,473	69,700	12.6%
Income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$74,338	$7,795	11.7%	$177,420	$209,786	$32,366	18.2%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$227,390	$240,580	$250,457	$258,524	$267,615	$280,209	$287,554	$37,097	14.8%	$718,427	$835,379	$116,951	16.3%
Legacy direct premiums (5)	392,989	389,906	388,373	385,849	381,751	380,295	375,629	(12,745)	-3.3%	1,171,268	1,137,675	(33,593)	-2.9%
Total direct premiums	$620,379	$630,485	$638,830	$644,373	$649,366	$660,505	$663,183	$24,353	3.8%	$1,889,695	$1,973,054	$83,359	4.4%

Premiums ceded to IPO coinsurers	$312,982	$308,323	$304,580	$300,144	$294,301	$290,956	$284,742	$(19,838)	-6.5%	$925,884	$869,999	$(55,885)	-6.0%
% of Legacy direct premiums	79.6%	79.1%	78.4%	77.8%	77.1%	76.5%	75.8%	nm	nm	79.0%	76.5%	nm	nm

Benefits and claims, net (6)	$182,866	$191,384	$192,544	$198,402	$211,091	$212,485	$218,577	$26,034	13.5%	$566,794	$642,154	$75,360	13.3%
% of adjusted direct premiums	59.5%	59.4%	57.6%	57.6%	59.5%	57.5%	57.8%	nm	nm	58.8%	58.2%	nm	nm

DAC amortization & insurance commissions	$51,542	$46,584	$52,260	$58,094	$58,901	$54,113	$59,839	$7,579	14.5%	$150,385	$172,853	$22,468	14.9%
% of adjusted direct premiums	16.8%	14.5%	15.6%	16.9%	16.6%	14.6%	15.8%	nm	nm	15.6%	15.7%	nm	nm

Insurance expenses, net (7)	$26,271	$24,687	$25,431	$22,251	$28,541	$30,369	$29,193	$3,762	14.8%	$76,389	$88,102	$11,713	15.3%
% of adjusted direct premiums	8.5%	7.7%	7.6%	6.5%	8.0%	8.2%	7.7%	nm	nm	7.9%	8.0%	nm	nm

Total Term Life income before income taxes	$49,022	$61,855	$66,543	$68,237	$59,621	$75,827	$74,338	$7,795	11.7%	$177,420	$209,786	$32,366	18.2%
Term Life operating margin (8)	15.9%	19.2%	19.9%	19.8%	16.8%	20.5%	19.6%	nm	nm	18.4%	19.0%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	$/# Change	% Change	YTD 2017	YTD 2018	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	116,827	117,907	121,471	124,436	126,121	127,182	130,156	8,685	7.1%	116,827	126,121	9,294	8.0%
New life-licensed representatives	10,903	12,947	12,783	11,902	11,730	13,544	11,715	(1,068)	-8.4%	36,633	36,989	356	1.0%
Non-renewal and terminated representatives	(9,823)	(9,383)	(9,818)	(10,217)	(10,669)	(10,570)	(11,213)	(1,395)	-14.2%	(29,024)	(32,452)	(3,428)	-11.8%
Life-insurance licensed sales force, end of period	117,907	121,471	124,436	126,121	127,182	130,156	130,658	6,222	5.0%	124,436	130,658	6,222	5.0%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$59.4	$70.2	$65.8	$67.6	$60.4	$71.1	$64.6	$(1.3)	-1.9%	$195.5	$196.1	$0.6	0.3%
Additions and increases in premium	15.1	16.5	16.4	17.5	16.9	18.7	18.4	2.0	12.2%	48.0	53.9	5.9	12.4%
Total estimated annualized issued term life premium	$74.5	$86.7	$82.2	$85.1	$77.3	$89.8	$82.9	$0.7	0.9%	$243.4	$250.0	$6.6	2.7%

Issued term life policies	70,642	84,033	78,056	80,068	70,821	83,754	74,892	(3,164)	-4.1%	232,731	229,467	(3,264)	-1.4%
Estimated average annualized issued term life premium per policy (1)(2)	$841	$836	$843	$845	$853	$849	$862	$19	2.2%	$840	$855	$15	1.8%

Term life face amount in-force, beginning of period ($mills)	$728,385	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604	$27,177	3.6%	$728,385	$763,831	$35,446	4.9%
Issued term life face amount (3)	21,628	25,458	24,035	24,515	22,258	26,001	23,728	(307)	-1.3%	71,121	71,987	866	1.2%
Terminated term life face amount	(16,704)	(14,994)	(16,331)	(17,929)	(17,788)	(16,341)	(17,638)	(1,306)	-8.0%	(48,029)	(51,766)	(3,737)	-7.8%
Foreign currency impact, net	447	2,207	3,280	(165)	(2,570)	(1,788)	1,582	(1,698)	-51.8%	5,934	(2,776)	(8,710)	nm
Term life face amount in-force, end of period	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604	$781,276	$23,865	3.2%	$757,411	$781,276	$23,865	3.2%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	$ Change	% Change	YTD 2017	YTD 2018	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$60,517	$60,692	$53,488	$58,307	$64,461	$64,307	$64,181	$10,693	20.0%	$174,697	$192,949	$18,252	10.4%
Asset-based	64,474	67,424	70,279	72,982	74,649	75,672	78,318	8,040	11.4%	202,176	228,640	26,464	13.1%
Account-based	13,217	13,282	13,811	14,720	20,595	20,438	20,306	6,495	47.0%	40,310	61,339	21,029	52.2%
Other, net	2,199	2,376	2,480	2,499	2,336	2,424	2,464	(17)	-0.7%	7,056	7,223	168	2.4%
Revenues	140,407	143,774	140,058	148,508	162,042	162,841	165,269	25,211	18.0%	424,239	490,151	65,912	15.5%

Benefits and expenses:
Amortization of DAC	1,734	2,310	2,780	(656)	3,442	2,080	2,349	(431)	-15.5%	6,824	7,870	1,046	15.3%
Insurance commissions	2,959	3,050	3,219	3,278	3,199	3,132	3,193	(26)	-0.8%	9,227	9,525	297	3.2%
Sales commissions:
Sales-based	43,209	43,253	38,338	41,261	46,259	45,905	45,634	7,295	19.0%	124,800	137,797	12,997	10.4%
Asset-based	27,630	28,965	30,220	31,698	32,484	33,350	34,813	4,593	15.2%	86,815	100,646	13,831	15.9%
Other operating expenses	27,756	26,512	26,451	25,945	36,673	35,147	34,228	7,777	29.4%	80,719	106,048	25,329	31.4%
Benefits and expenses	103,288	104,090	101,008	101,526	122,057	119,613	120,217	19,209	19.0%	308,386	361,886	53,501	17.3%
Income before income taxes	$37,119	$39,684	$39,050	$46,982	$39,985	$43,228	$45,052	$6,002	15.4%	$115,853	$128,265	$12,411	10.7%

Financial Analysis

Fees paid based on client asset values (1)	$4,884	$5,088	$5,440	$5,697	$5,690	$5,833	$6,037	$597	11.0%	$15,413	$17,560	$2,147	13.9%
Fees paid based on fee-generating positions (2)	5,017	4,590	4,495	4,537	12,495	10,854	10,223	5,728	127.4%	14,102	33,573	19,471	138.1%
Other operating expenses	17,855	16,834	16,516	15,711	18,488	18,460	17,968	1,452	8.8%	51,205	54,916	3,711	7.2%
Total other operating expenses	$27,756	$26,512	$26,451	$25,945	$36,673	$35,147	$34,228	$7,777	29.4%	$80,719	$106,048	$25,329	31.4%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.27%	1.25%	1.26%	1.28%	1.24%	1.27%	1.26%	nm	nm	1.26%	1.25%	nm	nm
Canada	1.01%	0.99%	0.98%	0.97%	1.05%	0.95%	0.90%	nm	nm	0.99%	0.98%	nm	nm
Total	1.23%	1.21%	1.22%	1.24%	1.20%	1.22%	1.21%	nm	nm	1.22%	1.21%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.035%	0.036%	0.036%	0.036%	0.036%	0.037%	0.037%	nm	nm	0.107%	0.110%	nm	nm
Canada	0.129%	0.123%	0.120%	0.154%	0.111%	0.123%	0.121%	nm	nm	0.372%	0.355%	nm	nm
Total	0.051%	0.050%	0.050%	0.055%	0.048%	0.051%	0.050%	nm	nm	0.150%	0.150%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.84	$2.98	$3.20	$3.52	$2.90	$3.49	$3.70	nm	nm	$9.02	$10.08	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except as noted)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	$/# Change	% Change	YTD 2017	YTD 2018	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$752.2	$804.2	$707.4	$752.7	$792.4	$800.6	$763.3	$55.9	7.9%	$2,263.8	$2,356.3	$92.4	4.1%
Canada Retail Mutual Funds	232.8	182.7	170.8	199.3	276.2	199.2	181.7	10.9	6.4%	586.3	657.1	70.8	12.1%
Indexed Annuities	80.9	83.6	64.2	58.4	67.5	71.9	78.8	14.6	22.8%	228.7	218.3	(10.4)	-4.5%
Variable Annuities and other	346.2	366.5	301.7	368.2	376.1	432.2	504.5	202.8	67.2%	1,014.4	1,312.8	298.3	29.4%
Total sales-based revenue generating product sales	1,412.2	1,437.0	1,244.1	1,378.5	1,512.2	1,504.0	1,528.3	284.2	22.8%	4,093.3	4,544.4	451.2	11.0%
Managed Accounts	70.8	72.4	125.4	159.7	188.8	204.3	190.5	65.0	51.9%	268.5	583.6	315.1	117.3%
Segregated Funds	102.4	63.5	61.7	64.7	82.0	50.6	43.7	(18.0)	-29.1%	227.5	176.3	(51.2)	-22.5%
Total product sales	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$1,758.9	$1,762.4	$331.2	23.1%	$4,589.3	$5,304.4	$715.1	15.6%

Canada Retail Mutual Funds	$232.8	$182.7	$170.8	$199.3	$276.2	$199.2	$181.7	$10.9	6.4%	$586.3	$657.1	$70.8	12.1%
Segregated Funds	102.4	63.5	61.7	64.7	82.0	50.6	43.7	(18.0)	-29.1%	227.5	176.3	(51.2)	-22.5%
Total Canada product sales	335.2	246.2	232.5	264.0	358.2	249.8	225.4	(7.1)	-3.1%	813.9	833.4	19.6	2.4%
Total U.S. product sales	1,250.1	1,326.6	1,198.7	1,338.8	1,424.8	1,509.1	1,537.1	338.3	28.2%	3,775.5	4,471.0	695.5	18.4%
Total product sales	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$1,758.9	$1,762.4	$331.2	23.1%	$4,589.3	$5,304.4	$715.1	15.6%

Client asset values, beginning of period ($mills)	$52,339	$54,925	$56,591	$58,671	$61,167	$60,821	$61,777	$5,186	9.2%	$52,339	$61,167	$8,828	16.9%
Inflows	1,585	1,573	1,431	1,603	1,783	1,759	1,762	331	23.1%	4,589	5,304	715	15.6%
Outflows (1)	(1,266)	(1,318)	(1,258)	(1,306)	(1,571)	(1,498)	(1,499)	(241)	-19.2%	(3,841)	(4,568)	(727)	-18.9%
Net flows	320	255	174	297	212	261	264	90	51.9%	748	736	(12)	nm
Foreign currency impact, net	47	241	354	(18)	(283)	(195)	174	(180)	-50.8%	642	(304)	(946)	nm
Change in market value, net and other (2)	2,219	1,170	1,552	2,217	(276)	891	2,019	467	30.1%	4,941	2,634	(2,307)	nm
Client asset values, end of period	$54,925	$56,591	$58,671	$61,167	$60,821	$61,777	$64,234	$5,563	9.5%	$58,671	$64,234	$5,563	9.5%
Annualized net flows as % of beginning of period asset values	2.4%	1.9%	1.2%	2.0%	1.4%	1.7%	1.7%	0.5%	nm	1.9%	1.6%	-0.3%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$26,899	$27,890	$28,756	$29,826	$30,674	$30,348	$31,439	$2,682	9.3%	$27,849	$30,820	$2,972	10.7%
Canada Retail Mutual Funds	6,434	6,673	6,960	7,255	7,508	7,444	7,610	650	9.3%	6,689	7,521	832	12.4%
Managed Accounts	1,954	2,084	2,246	2,494	2,739	2,930	3,179	933	41.5%	2,095	2,949	854	40.8%
Indexed Annuities	1,699	1,774	1,836	1,890	1,939	1,997	2,049	212	11.6%	1,770	1,995	225	12.7%
Variable Annuities and other	14,505	14,982	15,394	15,928	16,333	16,176	16,669	1,275	8.3%	14,960	16,393	1,432	9.6%
Segregated Funds	2,331	2,375	2,463	2,513	2,510	2,402	2,417	(46)	-1.9%	2,390	2,443	53	2.2%
Total	$53,823	$55,778	$57,656	$59,906	$61,704	$61,297	$63,363	$5,706	9.9%	$55,752	$62,121	$6,369	11.4%

Canada Retail Mutual Funds	$6,434	$6,673	$6,960	$7,255	$7,508	$7,444	$7,610	$650	9.3%	$6,689	$7,521	$832	12.4%
Segregated Funds	2,331	2,375	2,463	2,513	2,510	2,402	2,417	(46)	-1.9%	2,390	2,443	53	2.2%
Total Canada average client assets	8,765	9,048	9,423	9,768	10,018	9,846	10,027	604	6.4%	9,079	9,964	885	9.8%
Total U.S. average client assets	45,058	46,730	48,233	50,138	51,685	51,451	53,336	5,102	10.6%	46,674	52,157	5,483	11.7%
Total average client assets	$53,823	$55,778	$57,656	$59,906	$61,704	$61,297	$63,363	$5,706	9.9%	$55,752	$62,121	$6,369	11.4%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,218	2,237	2,235	2,215	2,130	2,086	2,066	(168)	-7.5%	2,230	2,094	(136)	-6.1%
Recordkeeping only	670	676	678	677	665	660	657	(21)	-3.1%	675	661	(14)	-2.1%
Total	2,887	2,913	2,913	2,892	2,795	2,746	2,723	(189)	-6.5%	2,905	2,755	(150)	-5.2%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2018
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$225,378	$225,378	$-	9.8%	9.8%

Fixed Income:
Treasury	30,336	30,412	(76)	1.3%	1.3%	2.36%	AAA
Government	199,843	198,184	1,659	8.7%	8.6%	3.27%	AA-
Tax-Exempt Municipal	517	518	(1)	0.0%	0.0%	1.28%	AAA
Corporate	1,269,839	1,273,491	(3,651)	55.4%	55.4%	3.99%	BBB+
Mortgage-Backed	180,648	182,222	(1,574)	7.9%	7.9%	3.50%	AAA
Asset-Backed	73,869	74,262	(393)	3.2%	3.2%	3.11%	AA
CMBS	136,752	137,628	(876)	6.0%	6.0%	4.14%	AAA
Private	131,992	132,850	(859)	5.8%	5.8%	4.71%	BBB
Redeemable Preferred	3,060	2,947	113	0.1%	0.1%	5.79%	BBB
Total Fixed Income	2,026,856	2,032,514	(5,658)	88.4%	88.5%	3.88%	A

Equities:
Perpetual Preferred	16,120	16,120	-	0.7%	0.7%
Common Stock	16,834	16,834	-	0.7%	0.7%
Mutual Fund	6,362	6,362	-	0.3%	0.3%
Other	-	-	-	0.0%	0.0%
Total Equities	39,317	39,317	-	1.7%	1.7%

Total Invested Assets	$2,291,550	$2,297,209	$(5,658)	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$160,906	$161,657	$(751)	12.7%	12.7%
Consumer Non Cyclical	157,758	158,933	(1,175)	12.4%	12.5%
Reits	121,215	121,831	(616)	9.5%	9.6%
Energy	114,470	114,142	328	9.0%	9.0%
Insurance	106,219	106,945	(726)	8.4%	8.4%
Technology	101,019	101,315	(296)	8.0%	8.0%
Capital Goods	85,185	85,811	(626)	6.7%	6.7%
Communications	84,841	84,413	427	6.7%	6.6%
Consumer Cyclical	80,074	80,088	(14)	6.3%	6.3%
Electric	77,388	77,143	245	6.1%	6.1%
Basic Industry	69,447	68,952	496	5.5%	5.4%
Transportation	47,012	47,863	(852)	3.7%	3.8%
Brokerage	33,233	33,099	134	2.6%	2.6%
Finance Companies	12,284	12,435	(152)	1.0%	1.0%
Industrial Other	11,491	11,514	(22)	0.9%	0.9%
Natural Gas	4,572	4,574	(1)	0.4%	0.4%
Financial Other	1,747	1,780	(33)	0.1%	0.1%
Utility Other	981	998	(17)	0.1%	0.1%
Total Corporate portfolio	$1,269,839	$1,273,491	$(3,651)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$237,351	$235,461	$1,890	11.7%	11.6%	4.58%
1-2 Yrs.	229,416	228,042	1,374	11.3%	11.2%	3.86%
2-5 Yrs.	805,108	806,988	(1,880)	39.7%	39.7%	3.67%
5-10 Yrs.	700,449	709,616	(9,166)	34.6%	34.9%	3.84%
> 10 Yrs.	54,531	52,407	2,124	2.7%	2.6%	4.47%
Total Fixed Income	$2,026,856	$2,032,514	$(5,658)	100.0%	100.0%	3.88%

Duration

Fixed Income portfolio duration	3.7	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of September 30, 2018	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$448,143	22.0%
AA	216,206	10.6%
A	451,553	22.2%
BBB	857,331	42.2%
Below Investment Grade	55,688	2.7%
NA	3,593	0.2%
Total Fixed Income	$2,032,514	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$16,069	1.3%	AAA	$-	—
AA	101,312	8.0%	AA	1,067	0.8%
A	375,316	29.5%	A	13,588	10.2%
BBB	729,180	57.3%	BBB	116,165	87.4%
Below Investment Grade	50,663	4.0%	Below Investment Grade	2,030	1.5%
NA	950	0.1%	NA	-	—
Total Corporate	$1,273,491	100.0%	Total Private	$132,850	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$132,506	96.3%	AAA	$180,343	99.0%
AA	-	—	AA	1	0.0%
A	4,179	3.0%	A	669	0.4%
BBB	-	—	BBB	537	0.3%
Below Investment Grade	942	0.7%	Below Investment Grade	616	0.3%
NA	-	—	NA	56	0.0%
Total CMBS	$137,628	100.0%	Total Mortgage-Backed	$182,222	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$44,988	60.6%	AAA	$73,719	32.2%
AA	5,676	7.6%	AA	108,149	47.3%
A	19,462	26.2%	A	38,338	16.8%
BBB	1,380	1.9%	BBB	7,121	3.1%
Below Investment Grade	168	0.2%	Below Investment Grade	1,268	0.6%
NA	2,587	3.5%	NA	0	0.0%
Total Asset-Backed	$74,262	100.0%	Total Treasury & Government	$228,595	100.0%

NAIC Designations

1	$935,132	53.0%
2	771,313	43.7%
3	45,353	2.6%
4	11,470	0.7%
5	976	0.1%
6	3	0.0%	`
U.S. Insurer Fixed Income (2)	1,764,247	100.0%
Other (3)	307,583
Cash and cash equivalents	225,378
Total Invested Assets	$2,297,209

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,069	$19,200	$19,268	$19,340	$19,289	$19,743	$20,142	$874	4.5%
Fixed-maturity securities (held-to-maturity)	5,718	6,087	7,231	7,829	8,373	9,052	9,592	2,361	32.7%
Equity Securities	535	515	525	519	513	466	482	(43)	-8.2%
Deposit asset underlying 10% reinsurance treaty	1,032	770	869	299	1,181	1,270	1,392	523	60.2%
Deposit asset - Mark to Market	—	—	—	—	(1,288)	(375)	(297)	(297)	n/m
Policy loans and other invested assets	305	317	395	397	411	390	391	(4)	-1.0%
Cash & cash equivalents	194	246	282	402	586	641	664	382	n/m
Total investment income	26,853	27,135	28,570	28,786	29,065	31,187	32,366	3,796	13.3%
Investment expenses	1,241	1,306	1,417	1,498	1,675	2,105	2,152	735	51.9%
Interest Expense on Surplus Note	5,718	6,087	7,231	7,829	8,373	9,052	9,592	2,361	32.7%
Net investment income	$19,894	$19,742	$19,922	$19,459	$19,017	$20,030	$20,622	$700	3.5%
Fixed income book yield, end of period	4.18%	4.11%	4.04%	3.97%	3.92%	3.91%	3.88%	—	—
New money yield	2.31%	2.83%	2.85%	2.28%	2.43%	3.16%	3.34%		—

								YOY Q3
	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.4%	17.3%	18.6%	19.2%	19.8%	20.9%	22.0%	3.4%
AA	9.5%	8.4%	8.5%	8.4%	8.6%	9.8%	10.6%	2.1%
A	21.6%	23.5%	22.5%	22.2%	23.4%	23.0%	22.2%	-0.3%
BBB	46.0%	45.8%	46.3%	46.5%	44.6%	43.0%	42.2%	-4.1%
Below Investment Grade	5.0%	4.5%	3.7%	3.5%	3.4%	3.1%	2.7%	-1.0%
NA	0.4%	0.3%	0.3%	0.2%	0.2%	0.2%	0.2%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A-	A-	A-	A	A	A	A	na

		As of September 30, 2018				As of September 30, 2018			As of September 30, 2018
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$24,430	$24,524	AAA	Canada	$65,008	$65,155	AAA	$3,194	$3,250
2	Province of Quebec Canada	13,432	12,904	AA-	Australia	53,008	53,006	AA	13,658	13,794
3	Province of British Columbia Canada	11,966	12,047	AAA	United Kingdom	43,176	43,425	A	11,211	11,064
4	Province of Alberta Canada	11,324	11,396	A+	France	19,451	19,441	BBB	7,234	7,121
5	Province of Ontario Canada	11,122	10,994	A+	Germany	18,895	19,193	Below Investment Grade	1,249	1,268
6	Wells Fargo & Co	10,898	10,901	A-	Switzerland	15,132	15,268	NA	—	—
7	Municipal Finance Authority of British Columbia	10,504	10,692	AAA	Ireland	15,011	15,149	Total	$36,545	$36,497
8	Comcast Corp	10,405	10,510	A-	Bermuda	14,491	14,462
9	City of Toronto Canada	9,385	9,538	AA	Cayman Islands	10,681	10,584
10	AT&T Inc	9,350	8,778	BBB+	Japan	10,227	10,200	Non-Government Investments (1)
11	Province of Manitoba Canada	9,012	9,080	A+	Netherlands	9,721	9,030
12	Enbridge Inc	8,294	8,312	BBB+	Mexico	6,386	6,251	AAA	$3,271	$3,267
13	National Rural Utilities Cooperative	8,261	8,182	A	Belgium	6,123	6,117	AA	34,531	35,028
14	Microsoft Corp	7,919	7,911	AAA	Norway	5,871	5,980	A	97,072	97,516
15	City of Montreal Canada	7,827	7,647	AA-	Israel	5,207	5,261	BBB	168,081	167,053
16	American Airlines Group Inc	7,610	7,964	AA-	Emerging Markets (2)	12,471	12,416	Below Investment Grade	4,766	4,963
17	Morgan Stanley	7,426	7,468	A+	All Other	33,407	33,385	NA	—	—
18	US Bancorp	7,310	7,266	A+	Total	$344,266	$344,323	Total	$307,720	$307,827
19	Province of Newfoundland and Labrador	7,077	6,800	A
20	General Mills Inc	7,030	7,319	BBB
21	Bank of New York Mellon Corp	6,970	6,998	AA-
22	Discovery Inc	6,881	6,791	BBB-
23	Bank of America Corp	6,837	6,859	A-
24	Booking Holdings Inc	6,822	7,025	A-
25	Brookfield Asset Management Inc	6,818	6,879	A-
	Total	$234,912	$234,785

	% of total fixed income portfolio	10.3%	10.2%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2013	2014	2015	2016	2017	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018

Recruits	186,251	190,439	228,115	262,732	303,867	70,983	78,273	90,210	64,401	76,230	76,520	76,146

Life-insurance licensed sales force, beginning of period	92,373	95,566	98,358	106,710	116,827	116,827	117,907	121,471	124,436	126,121	127,182	130,156
New life-licensed representatives	34,155	33,832	39,632	44,724	48,535	10,903	12,947	12,783	11,902	11,730	13,544	11,715
Non-renewal and terminated representatives	(30,962)	(31,040)	(31,280)	(34,607)	(39,241)	(9,823)	(9,383)	(9,818)	(10,217)	(10,669)	(10,570)	(11,213)
Life-insurance licensed sales force, end of period	95,566	98,358	106,710	116,827	126,121	117,907	121,471	124,436	126,121	127,182	130,156	130,658

Issued term life policies	214,617	220,984	260,059	298,244	312,799	70,642	84,033	78,056	80,068	70,821	83,754	74,892

Issued term life face amount	$67,783	$69,574	$79,111	$89,869	$95,635	$21,628	$25,458	$24,035	$24,515	$22,258	$26,001	$23,728

Term life face amount in force, beginning of period	$670,412	$674,868	$681,927	$693,194	$728,385	$728,385	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604
Issued term life face amount	67,783	69,574	79,111	89,869	95,635	21,628	25,458	24,035	24,515	22,258	26,001	23,728
Terminated term life face amount	(57,730)	(54,962)	(53,580)	(57,238)	(65,958)	(16,704)	(14,994)	(16,331)	(17,929)	(17,788)	(16,341)	(17,638)
Foreign currency impact, net	(5,596)	(7,553)	(14,263)	2,560	5,769	447	2,207	3,280	(165)	(2,570)	(1,788)	1,582
Term life face amount in force, end of period	$674,868	$681,927	$693,194	$728,385	$763,831	$733,756	$746,427	$757,411	$763,831	$765,732	$773,604	$781,276

Estimated annualized issued term life premium
Premium from new policies	$173.5	$179.8	$212.4	$245.2	$263.1	$59.4	$70.2	$65.8	$67.6	$60.4	$71.1	$64.6
Additions and increases in premium	48.6	51.6	54.9	60.4	65.5	15.1	16.5	16.4	17.5	16.9	18.7	18.4
Total estimated annualized issued term life premium	$222.1	$231.4	$267.3	$305.7	$328.6	$74.5	$86.7	$82.2	$85.1	$77.3	$89.8	$82.9

Investment & Savings product sales	$5,208.8	$5,682.3	$5,856.8	$5,594.3	$6,192.2	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$1,783.0	$1,758.9	$1,762.4

Investment & Savings average client asset values	$41,035	$46,936	$48,477	$49,427	$56,791	$53,823	$55,778	$57,656	$59,906	$61,704	$61,297	$63,363

16 of 16